UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

VALUENCE MERGER CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

(415) 340-0222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share $0.0001, and one-half of one redeemable warrant	VMCAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	VMCA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	VMCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 3, 2022, Valuence Merger Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). On March 4, 2022, the underwriters of the IPO partially exercised their overallotment option and, in connection therewith, on March 8, 2022 the Company consummated the issuance and sale of an additional 2,009,963 Units. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one-half of one redeemable warrant (“Public Warrant”), each Public Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,099,630.

Simultaneously with the closing of the IPO and the exercise of the overallotment option, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 6,934,662 warrants, including 267,995 warrants issued in connection with the partial exercise of the underwriter’s over-allotment option (the “Private Placement Warrants”), to the Sponsor and Valuence Capital LP for an aggregate purchase price of $10,401,993. The Private Placement Warrants are identical to the Public Warrants sold in the IPO, except that the Private Placement Warrants are subject to transfer restrictions and are not redeemable by the Company. The Private Placement Warrants may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The holders of the Private Placement Warrants were granted certain demand and piggyback registration rights in connection with the private placement.

The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of March 9, 2022, a total of $226,702,619 of the net proceeds from the IPO and the Private Placement Warrants were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of March 3, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement Warrants as of March 3, 2022 has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Audited Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valuence Merger Corp. I

	By:	/s/ Sungwoo (Andrew) Hyung
Sungwoo (Andrew) Hyung
Chief Financial Officer and Director

Dated: March 11, 2022

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